Schedule of Investments
August 31, 2026
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities–94.43%
Diversified–47.82%
Energy Transfer L.P.(a)	2,839,540	$61,078,505
Enterprise Products Partners L.P.(a)	1,220,473	47,378,762
MPLX L.P.(a)	1,019,782	60,340,501
		168,797,768
Gathering & Processing–15.05%
Western Midstream Partners L.P.(a)	1,104,790	53,140,399
Other Energy–14.72%
Sunoco L.P.(a)	356,584	27,114,647
USA Compression Partners L.P.	918,726	24,860,726
		51,975,373
Petroleum Pipeline Transportation–16.84%
Genesis Energy L.P.(a)	627,138	10,234,892
Plains All American Pipeline L.P.(a)	1,477,398	37,895,259
Plains GP Holdings L.P.(a)	400,888	11,313,059
		59,443,210
Total Master Limited Partnerships & Related Entities (Cost $192,750,953)		333,356,750
Shares
Common Stocks & Other Equity Interests–55.76%
Diversified–13.53%
ONEOK, Inc.(a)	203,759	19,562,902
TC Energy Corp. (Canada)(a)	176,884	11,060,556
Williams Cos., Inc. (The)(a)	228,402	17,141,570
		47,765,028
Shares		Value
Gathering & Processing –22.21%
Archrock, Inc.(a)	146,104	$4,605,198
Hess Midstream L.P.(a)	639,146	25,700,061
Targa Resources Corp.(a)	163,748	48,084,600
		78,389,859
Natural Gas Pipeline Transportation–4.59%
DT Midstream, Inc.	27,571	3,612,352
Enbridge, Inc. (Canada)(a)	148,496	7,509,443
Kinetik Holdings, Inc.(a)	92,940	5,095,900
		16,217,695
Other Energy–15.43%
Cheniere Energy, Inc.(a)	68,894	20,095,691
Kinder Morgan, Inc.(a)	335,909	10,829,706
Kodiak Gas Services, Inc.(a)	155,964	9,166,004
Sunococorp LLC(a)	184,949	14,370,538
		54,461,939
Total Common Stocks & Other Equity Interests (Cost $135,142,055)		196,834,521
TOTAL INVESTMENTS IN SECURITIES—150.19% (Cost $327,893,008)		530,191,271
BORROWINGS–(35.41)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES–(14.78)%		(52,181,416)
NET ASSETS–100.00%		$353,009,855
Notes to Schedule of Investments:
(a)
As of August 31, 2026, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $327,514,634 as of August 31, 2026. The loan agreement requires continuous collateral whether the loan has a balance or not.

Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended August 31, 2026.
	Value November 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,138,666	$27,939,541	$(33,078,207)	$-	$-	$-	$69,370
Invesco Treasury Portfolio, Institutional Class	9,543,238	51,887,719	(61,430,957)	-	-	-	127,737
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	502,373	9,960,506	(10,462,879)	-	-	-	7,729*
Invesco Private Prime Fund	1,288,779	25,526,482	(26,815,261)	-	-	-	21,342*
Total	$16,473,056	$115,314,248	$(131,787,304)	$-	$-	$-	$226,178

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Plus Fund

Notes to Quarterly Schedule of Portfolio Holdings
August 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2026, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Plus Fund